UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 17, 2022

ABEONA THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15771	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Avenue of the Americas, 33rd Floor,

New York, NY 10019

(Address of principal executive offices) (Zip Code)

(646) 813-4712

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ABEO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Abeona Therapeutics Inc. (the “Company”) was held virtually on August 17, 2022. The following matters were acted upon:

Proposal 1. Election of Directors.

Mark J. Alvino, Faith L. Charles and Donald A. Wuchterl were elected to serve as Class 3 directors of the Company until the 2025 annual meeting of stockholders and until their successors are elected and qualified. The results of the election of directors are as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mark J. Alvino	1,248,722	359,550	47,530	1,354,739
Faith L. Charles	1,340,619	267,345	47,838	1,354,739
Donald A. Wuchterl	1,345,606	260,903	49,293	1,354,739

Proposal 2. Amendment to the Abeona Therapeutics Inc. 2015 Equity Incentive Plan.

A proposal to amend the Abeona Therapeutics Inc. 2015 Equity Incentive Plan to increase the number of shares of our common stock authorized for issuance thereunder from 720,000 to 1,440,000 shares was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
987,353	648,299	20,150	1,354,739

Proposal 3. Advisory Vote on Compensation of Named Executive Officers.

An advisory vote to approve the compensation of the Company’s named executive officers was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,260,149	371,509	24,144	1,354,739

Proposal 4. Advisory Vote on Frequency of Future Advisory Votes on Compensation of Named Executive Officers.

The stockholders advised that they were in favor of one year as the frequency of holding future advisory votes on the compensation of the Company’s named executive officers. In accordance with the recommendation of the Board of Directors of the Company and the voting results for this proposal, the Company will hold future advisory votes on the compensation of the Company’s named executive officers every year. The next required advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers will take place no later than at the Company’s 2028 annual meeting of stockholders:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
1,512,890	21,440	73,622	47,850	1,354,739

Proposal 5. Ratification of the Appointment of Whitley Penn, LLP as our Independent Registered Public Accounting Firm.

A proposal to ratify the appointment of Whitley Penn LLP as the independent registered public accounting firm of the Company for the current fiscal year was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,938,333	56,084	16,124	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abeona Therapeutics Inc.
(Registrant)

By:	/s/ Joseph Vazzano
Name:	Joseph Vazzano
Title:	Chief Financial Officer

Date: August 17, 2022